Exhibit 10.04
                                                                       Peekskill




July 6, 2007

David Berman
Gang Realty, LLC
c/o Decorative Product Source, Inc.
1 Coates Drive, Suite 5
Goshen, NY 10924

                                   Subject: Exercise of Option to Renew for period of five (5) years ending August 31, 2013

                                   Premises:  PEEKSKILL,  New  York,  1010-1016
                                   Howard Street (Approximately 7,090 square feet as described in Schedule A of the September 1, 1998 Lease Agreement)

                                   Lease  History:

                                        a.   Assumption  (and  Modification)
                                             of  Lease  dated September 30, 2003
                                             (the  "Assumption  of  Lease
                                             Agreement")

                                        b.   Lease dated  September  1,  1998
                                             (the  "Lease  Agreement")

Dear Mr. Berman:

With regards to the above Lease Agreement and amendments and/or modifications thereto, by and between Gang Realty, LLC ("Landlord") and The RAL Supply Group, Inc. ("Tenant"), Tenant hereby exercises its option to renew for five (5) years terminating on August 31, 2013 pursuant to paragraph 1.3 of the referenced Lease Agreement and amendments and/or modifications thereto.

Landlord hereby accepts Tenant's exercise of its option to renew for the aforementioned five (5) years terminating on August 31, 2013, the same as if said option were exercised in accordance with the terms of the Lease Agreement and amendments and/or modifications thereto.

The validity of the Lease Agreement and amendments and/or modifications thereto shall be governed by the laws of the State of New York.

All other terms and conditions of the aforementioned Lease Agreement and amendments and/or modification thereto shall remain in full force and effect.

If  this  agrees  with  your  understanding,  kindly  sign  below.

Sincerely,                              Agreed and Accepted:

The RAL Supply Group, Inc.              Gang Realty, LLC
f/k/a RAL Purchasing Corp.

By: /s/ William Pagano                  By: /s/ David Berman
    ------------------------------          ----------------------------------
    William Pagano, Executive VP            David Berman, Managing Member
                                            (President)


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